                             CONTRIBUTION AGREEMENT

     THIS AGREEMENT, made and entered into on August 6, 2001, by and between AMORTIBANC MANAGEMENT, L.C., a Texas limited liability company, and AMORTIBANC INVESTMENTS, L.C., a Kansas limited liability company (together the "CONTRIBUTOR"), GREAT WESTERN LAND AND RECREATION, INC., a Delaware corporation ("PARENT"), and GWLR, LLC, a Delaware limited liability company ("NEWCO").

                                R E C I T A L S :

     A.   Newco is a wholly owned subsidiary of Parent.

     B. Amortibanc Investments, L.C. owns 100% of the issued and outstanding membership interests of Amortibanc Management, L.C.

     C. Amortibanc Investments, L.C. owns 100% of the issued and outstanding share capital of Parent, which consists of 1000 shares of common stock, par value $0.001 per share.

     D. Contributor desires to contribute the Assets (as defined below) to Newco in exchange for shares of common stock of Parent, the Parent Warrant (as defined below) and the Parent Registration Rights Agreement (as defined below).

     E. Parent and Newco wish to have Newco accept the contribution of the Assets and assume the Liabilities in exchange for the shares of Parent, the Parent Warrant and the Parent Registration Rights Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter stated, the parties agree as follows:

     1.   CONTRIBUTION.

          a. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Contributor shall transfer, assign, and convey to Newco and Newco shall accept from Contributor the assets and liabilities listed on EXHIBIT A (hereinafter referred to as the "ASSETS" and the "LIABILITIES"), free and clear of all liens, mortgages, claims, pledges, charges, security interests, and other restrictions or encumbrances of any kind, except as specifically provided in EXHIBIT A or elsewhere herein. Except as expressly set forth herein, the Assets are being contributed "as is," with no warranties express or implied.

          b. Notwithstanding the foregoing, Contributor agrees to consummate the transfer, assignment and conveyance of the Wagon Bow Ranch located in Mohave County, Arizona, a description of which is attached hereto as EXHIBIT D, to Newco prior to the filing of the Proxy Statement (as defined in the Merger Agreement among quepasa.com, inc., Great Western Land and Recreation, Inc., GWLAR, Inc., and GWLR, LLC dated as of August 6, 2001 (the "MERGER AGREEMENT"). Contributor agrees to pay all transfer taxes and other fees associated with such transfer.

     2. CONSIDERATION. In exchange for the contribution of the Assets, Parent shall assume the Liabilities and issue to Contributor 18,903,649 shares of Parent's common stock, par value $0.001 per share (the "CONTRIBUTION COMMON STOCK"), the Parent Warrant and enter into the Parent Registration Rights Agreement as those terms are defined in the Merger Agreement. The Contribution Common Stock, Parent Warrant and Parent Registration Rights Agreement are hereinafter collectively referred to as the "Consideration."

     3. LIABILITIES. Effective upon transfer, Newco shall be responsible for and shall assume the Liabilities and any and all liabilities of any kind attributable to and arising out of the ownership of the Assets from and after the Closing Date.

     4. EXCLUSIONS. This sale is specifically limited to the Assets listed on EXHIBIT A and without limitation, does not include any of the following assets of Contributor:

          a. Contributor's cash on hand or cash on deposit at any bank or financial institution as of the date hereof and the Closing Date; and

          b.   The corporate books and records of Contributor.

     5. CLOSING DATE. The closing shall take place on August 6, 2001 (the "CLOSING DATE"), or at any other time the parties agree upon, at the offices of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Phoenix, Arizona 85016-9225. Contributor shall deliver the required consents described in EXHIBIT C, a Bill of Sale, and such other appropriate documents required to transfer title to the Assets and Newco shall deliver a share certificate representing the Contribution Common Stock together with the rest of the Consideration (the "CLOSING").

     6.   INSTRUMENTS OF CONVEYANCE.

          a. Upon the transfer of consideration as provided herein and delivery to Contributor of all the properly signed documents required hereunder, Contributor shall sign and deliver to Newco a Bill of Sale substantially in the form of EXHIBIT B and such other appropriate documents required to transfer title to the Assets.

          b. From time to time after the Closing, each party will timely execute and deliver to the other such instruments of sale, transfer, conveyance, assignment and delivery, and such consents, assurances, powers of attorney and other instruments as may be reasonably requested by such party or its counsel in order to vest in Newco all right, title and interest of Contributor in and to the Assets and otherwise in order to carry out the purpose and intent of this Agreement.

     7. CONTRIBUTOR'S REPRESENTATIONS AND WARRANTIES. Contributor hereby represents and warrants as follows:

          a. Amortibanc Management, L.C. is a limited liability company duly organized and existing and in good standing under the laws of the State of Texas and Amortibanc Investments, L.C. is a limited liability company duly organized and existing and in good standing under the laws of the State of Kansas;

          b. The Assets considered as a whole constitute all of the material assets and

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properties that are reasonably required for the operation of the
Parent Business (as defined in the Merger Agreement) as presently conducted and as conducted by Parent's predecessors, including the business formally conducted by Amortibanc Management, L.C. of providing real property management services. Except as provided in EXHIBIT A, Contributor is the sole owner of and has good and marketable title to the Assets, free and clear of all liens and encumbrances not disclosed in EXHIBIT A or elsewhere herein;

          c. Contributor has not entered into any agreement other than this Agreement to sell or transfer the Assets or any portion thereof;

          d. Except for the required consents described in EXHIBIT C, Contributor has all requisite power and authority to enter into and perform the terms of this Agreement. The signing, delivery, and consummation of this Agreement and all supporting documentation by Contributor have been duly authorized by all necessary corporate action on the part of Contributor, including requisite shareholder approval. This Agreement and all supporting documentation constitute valid and legally binding obligations of Contributor, enforceable in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally;

          e. Contributor has no knowledge of any material liability concerning the Assets, absolute or contingent, as of the date hereof that has not been disclosed to Newco;

          f. Amortibanc Management, L.C. is the guarantor of certain debts of Newco and its subsidiaries and will remain the guarantor of such debts to the extent that the creditors do not agree to substitute Parent or Newco for Amortibanc Management, L.C. as guarantor of such debts; and

          g. Contributor will use its reasonable best efforts to obtain the consents set forth in EXHIBIT C.

     8. NEWCO'S COVENANTS, REPRESENTATIONS, AND WARRANTIES. Newco covenants, represents and warrants as follows:

          a. Newco is a limited liability company duly organized and existing and in good standing under the laws of the State of Delaware.

          b. Newco has all requisite power and authority to enter into and perform the terms of this Agreement. The signing, delivery, and consummation of this Agreement by Newco and the transactions contemplated herein have been duly authorized by all necessary company action.

     9. PARENT'S COVENANTS, REPRESENTATIONS AND WARRANTIES. Parent represents and warrants as follows:

          a. Parent is a corporation duly organized and existing in good standing under the laws of the State of Delaware;

          b. Parent has all requisite power and authority to enter into and perform the

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

terms of this Agreement. The signing, delivery and consummation of this Agreement by Parent and the transactions contemplated herein have been duly authorized by all necessary corporate action;

          c. CAPITALIZATION. The authorized capital stock of Parent consists of 50,000,000 shares of common stock and 20,000,000 shares of preferred stock. There are 1000 shares of common stock issued and outstanding, and no shares of Preferred Stock issued and outstanding. No shares of common stock or preferred stock are entitled to preemptive rights or registration rights other than registration rights granted to Contributor under the Parent Registration Rights Agreement; and there are no outstanding options or warrants covering Parent securities, except for the Parent Warrant and the contractual obligation to issue options and warrants under the Merger Agreement. There are no other scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights exchangeable or convertible into, any shares of capital stock of Parent or any of the subsidiaries of Parent, or contracts, commitments, understandings or arrangements by which Parent or any of its subsidiaries is or may become bound to issue additional shares of capital stock of Parent or any of its subsidiaries or options, warrants, scrip, rights to subscribe for, or commitments to purchase or acquire, any shares, or securities or rights convertible into shares, of capital stock of Parent or any of its subsidiaries;

          d. ISSUANCE OF CONTRIBUTION COMMON STOCK. The Contribution Common Stock is, and the Parent common stock issuable upon exercise of the Parent Warrant and payment of the exercise price therefor will be, duly authorized and validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, and the holders of such common stock shall be entitled to all rights and preferences accorded to a holder of common stock;

          e. NO GENERAL SOLICITATION. None of the Parent, its subsidiaries or, to the Parent's knowledge, any of its affiliates or any person acting on its behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act of 1933) in connection with the exchange of Contribution Common Stock for the Assets; and

          f. NO INTEGRATED OFFERING. Prior to the date of this Agreement, none of the Parent, its subsidiaries, or, to the Parent's knowledge, any of its affiliates, or any person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of Parent's common stock.

     10. SURVIVAL OF WARRANTIES TO CLOSING. The parties represent that all of the representations, warranties, covenants, and terms contained in this Agreement made by one to the other, and in any documents, certificates or other instruments delivered by or on behalf of the parties pursuant hereto or in connection with the transactions contemplated herein, are true now and will be true at the Closing and at the closing of the transactions contemplated by the Merger Agreement (the "EFFECTIVE TIME").

     11. OPERATION OF NEWCO PRIOR TO THE EFFECTIVE TIME. Contributor covenants and agrees that prior to the Effective Time, if the cash from operations of the Parent Business is insufficient to pay Newco's expenses as such expenses come due, Contributor shall promptly make a contribution to capital of Parent (and no additional shares of Parent common stock shall be issued in exchange for such contribution) in an amount sufficient to fund such deficiencies.

     12. CLOSING CONTINGENCIES. The obligations of Parent hereunder are expressly made contingent upon the conditions that, on the Closing Date:

          a. The representations and warranties of Contributor shall be true and correct in all material respects.

          b. Contributor shall in all material respects have met all conditions and performed all obligations to be met or performed by Contributor hereunder.

     13. BULK SALES ACT. Newco and Parent hereby agree to waive compliance with the provisions of A.R.S. Sections 44-2801 to 44-2810 (Arizona Bulk Sales law) or any other similar or comparable applicable laws regulating bulk sales or transfers and agrees to assume the risk of noncompliance therewith.

     14. RISK OF LOSS. Risk of loss to the Assets prior to Closing shall remain on Contributor, and destruction or threatened destruction of the Assets, in whole or in part, before possession is delivered to Newco, shall terminate Parent's obligations, upon Newco's or Parent's written demand to Contributor.

     15. MODIFICATION OR WAIVER. No modification of this Agreement shall be deemed effective unless in writing and signed by the parties hereto, and any waiver granted shall not be deemed effective unless in writing, signed by the party against whom enforcement of the waiver is sought.

     16. THIRD PARTY BENEFICIARIES. At and after the Effective Time, nothing in this Agreement, express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third person to any party to this Agreement.

     17. AMENDMENT. This Agreement may be amended only by a written Agreement signed by all of the parties hereto.

     18. GOVERNING LAW AND ARBITRATION. The validity, construction, performance and enforceability of this Agreement will be governed in all respects by the laws of the State of Arizona, without reference to the choice of law principles thereof. Any controversy or claim arising out of or related to this Agreement or in connection with a breach of this Agreement ("CLAIM") will be settled by arbitration with the American Arbitration Association in Phoenix, Arizona. The Commercial Rules of the American Arbitration Association in effect at the time such Claim is submitted to arbitration shall govern the Claim. The arbitrator shall be selected in accordance with the American Arbitration Association Rules governing selection. The arbitration will be selected from a panel of persons having experience with and knowledge of real estate. Such arbitrator will not, in any event, have any authority to make any ruling, finding or award that does not conform to the terms and conditions of this Agreement. The arbitral

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award will be in writing and made within thirty (30) days of the hearing on the
Claim. The arbitral award will be final and binding on all parties and may be entered as a judgment and enforceable by any court of competent jurisdiction.

     19. ATTORNEYS' FEES. If any arbitration proceeding or action shall be brought under this Agreement, or for or on account of any breach of, or to enforce or interpret any of the terms, covenants, or conditions of this Agreement, the prevailing party shall be entitled to recover from the other party, as part of the prevailing party's costs, reasonable attorneys' fees, the amount of which shall be fixed by the arbitrator and may be made a part of any award or judgment rendered.

     20. EFFECT OF AGREEMENT. This Agreement and the exhibits hereto embody the entire Agreement and understanding of the parties and supersede any and all prior agreements, arrangements and understandings relating to matters provided for herein. No amendment, waiver of compliance with any provision or condition hereof, or consent pursuant to this Agreement shall be effective unless evidenced by an instrument in writing signed by the parties. The captions are for convenience only and shall not control or affect the meaning or construction of the provisions of this Agreement.

     21. NOTICES. Any notice, demand or request required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered on the date of personal delivery or on the date of mailing if mailed by registered or certified mail, postage prepaid and return receipt requested to the following addresses, or to such other address as any party may request by notifying in writing all of the other parties to this Agreement.

                                 To Contributor:
          Amortibanc Management, L.C. and Amortibanc Investments, L.C.
                           5115 North Scottsdale Road
                                    Suite 101
                            Scottsdale, Arizona 85250
                            Attention: Mr. Jay Torok

                                 With a copy To:
                            Gallagher & Kennedy, P.A.
                            2575 East Camelback Road
                             Phoenix, Arizona 85016
                         Attention: Edward Zachary, Esq.

                                    To Newco:
                                    GWLR, LLC
                           5115 North Scottsdale Road
                                    Suite 101
                            Scottsdale, Arizona 85250
                            Attention: Mr. Jay Torok

                                   To Parent:
                     Great Western Land and Recreation, Inc.

                           5115 North Scottsdale Road
                                    Suite 101
                            Scottsdale, Arizona 85250
                            Attention: Mr. Jay Torok

     22. SEVERABILITY. If any one or more of the provisions of this Agreement shall be held or found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     23. BINDING UPON HEIRS. This Agreement shall be binding upon the parties, their legal representatives, successors, and assigns.

     24. EXHIBITS. All Exhibits mentioned herein are incorporated herein by reference.

     25. COUNTERPARTS; TERMS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. All references to singular or plural or masculine or feminine shall include the other as the context may require.

     IN WITNESS WHEREOF, the undersigned have signed this Agreement as of the day and year first above written.

                                        AMORTIBANC MANAGEMENT, L.C.,
                                        a Texas limited liability company


                                        By  /s/ Jay Torok
                                          -----------------------------------
                                              Jay Torok

                                        Its:  President
                                            ---------------------------------


                                        AMORTIBANC INVESTMENTS, L.C.,
                                        a Kansas limited liability company


                                        By   /s/ Jay Torok
                                          -----------------------------------
                                              Jay Torok

                                        Its:   Authorized Representative
                                            ---------------------------------


                                        GWLR, LLC, a Delaware limited liability
                                        company


                                        By   /s/ Jay Torok
                                          -----------------------------------
                                              Jay Torok

                                        Its:   President
                                            ---------------------------------


                                        GREAT WESTERN LAND AND RECREATION, INC., a Delaware corporation


                                        By   /s/ Jay Torok
                                          -----------------------------------
                                              Jay Torok

                                        Its:   President
                                            ---------------------------------

                                    EXHIBIT A

                                     ASSETS

Contributor Subsidiaries to
To be transferred to Newco                                   % to Newco              % Minority
--------------------------------------------------------------------------------------------------
                                                                                 (not transferred)
Houston Coventry, L.L.C.                                        100%
Houston Greenwich, L.L.C.                                       100%
Morningside Farms, L.L.C.                                       100%
Houston Promenade, L.L.C.                                       100%
Houston Promenade Glen, L.L.C.                                  100%
Houston Wheatstone, L.L.C.                                      100%
Houston Wheatstone III, L.L.C.                                  100%
Willow Springs Ranch, L.L.C.                                     85%                     15%
Phoenix Monterrey, L.L.C.                                       100%
45th /47th Avenue & Glendale, L.L.C.                            100%
North Scottsdale 106, L.L.C.                                    100%
Barnstorm, L.L.C.                                               100%
Walthingham, L.L.C.                                             100%
Phoenix Wright Place, L.L.C.                                     80%                     20%
Antelope Hills, L.L.C. *                                       100%*
Amortibanc Land & Cattle, L.L.C.                                100%
Amortibanc Management, L.C.                                     100%

REAL PROPERTY HELD DIRECTLY BY AMORTIBANC MANAGEMENT, L.C.

Wagon Bow Ranch                                                 100%

OTHER ASSETS

All furniture, vehicles and equipment used in the operation of the Parent Business.

*    held indirectly through Willow Springs Ranch, L.L.C.


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

                                    EXHIBIT B

                                  BILL OF SALE

     THE UNDERSIGNED, AMORTIBANC MANAGEMENT, L.C., a Texas limited liability company, and AMORTIBANC INVESTMENTS, L.C., a Kansas limited liability company (together, "CONTRIBUTOR"), pursuant to the Contribution Agreement dated the date hereof (the "CONTRIBUTION AGREEMENT") and in consideration of the Consideration (as defined in the Contribution Agreement) and other good and valuable consideration received from GREAT WESTERN LAND AND RECREATION, INC., a Delaware corporation ("PARENT"), does hereby transfer, bargain and convey to GWLR, LLC, a Delaware limited liability company ("NEWCO"), its successors and assigns, forever, the goods, chattels and property described on EXHIBIT A attached (the "ASSETS"), free and clear of all liens and encumbrances except as set forth in EXHIBIT A.

     The Contributor hereby covenants and agrees with Parent and Newco, their successors and assigns, that, except as set forth in EXHIBIT A, Newco is the lawful owner of the Assets and has good right to transfer them. Subject to the minority ownership and debt set forth in EXHIBIT A, Contributor will warrant and defend the sale of the Assets to Newco, its successors and assigns, against anyone lawfully claiming the Assets.

     IN WITNESS WHEREOF, this Bill of Sale is signed this 6th day of August, 2001.


                                        AMORTIBANC MANAGEMENT, L.C., a Texas
                                        limited liability company


                                        By:
                                           ---------------------------------
                                           Jay Torok
                                           President



                                        AMORTIBANC INVESTMENTS, L.C., a Kansas
                                        limited liability company


                                        By:
                                           ---------------------------------
                                           Name: Todd Connell
                                           Title:


                                       10
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                                    EXHIBIT C

                                    CONSENTS

Consents are required from Bank Midwest regarding Willow Springs Ranch and Independence Bank regarding Houston Wheatstone III, for the contribution to Newco of the Contributor Subsidiaries holding the above cited properties.




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